UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A
                               (AMENDMENT NO. 1)
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                November 20, 2000

                           ADVANCED FINANCIAL, INC.

                               ----------------

            (Exact Name of Registrant as Specified in Its Charter)

     Delaware                  0-19485                   84-1069416
     --------                 --------                    --------

(State of Incorporation) (Commission File Number)   (IRS Employer Idenfication
                                                           Number)

                     5425 Martindale, Shawnee, Kansas 66218
                       ----------------------------------

              (Address of Principal Executive Offices) (Zip Code)

                                 (913) 535-1002
                                    --------

             (Registrant's Telephone Number, Including Area Code)

             911 Main St., Suite 1900, Kansas City, Missouri 64105

         (Former name or former address, if changed since last report)

Item 4.   Changes in Registrant's Certifying Accountant

      (a)(1)(i) On November 14, 2000 the registrant's certifying accountant, Grant Thornton informed registrant that it was resigning as auditors for registrant.

      ii For the registrant's year end financial statements, from the years ended March 31, 1998 and 1997 Grant Thornton rendered an audit opinion letter modified as to an uncertainty as follows:

           The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note B to the consolidated financial statements, on November 7, 1997, the Company filed a voluntary petition for reorganization in the United States Bankruptcy Court for the District of Kansas (Bankruptcy Court) under Chapter 11 of the United States Bankruptcy Code (Bankruptcy Code). Pursuant to the Bankruptcy Code, the Company has continued to manage its business as a debtor-in-possession under the jurisdiction of the Bankruptcy Court, but has no ongoing operations. On November 13, 1998, the Bankruptcy Court confirmed the Company's First Amended Joint Plan of Reorganization dated July 29, 1998. These factors, among others, as discussed in Note B to the consolidated financial statements, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard these matters are described in Note B. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

      iii Since Grant Thornton resigned, there was no such decision made by Registrant to change accountants.

           At the time Grant Thornton resigned, including the two most recent fiscal years and any subsequent interim period preceding Grant Thornton's resignation, there were no disagreements between Registrant and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

     2. No new accountant has been engaged by the Registrant as of the date of this report.

          Item 7. Financial Statements and Exhibits

          a.   Financial Statements
                     None

          b.   Proforma Financial Statements
                     None

          c.   Exhibits
                     16.1 Letter on Changes in Certifying Accountant

SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report as amended to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ADVANCED FINANCIAL,
                                      (registrant)



                                  /s/ William B. Morris
                                  William B. Morris
                                  Senior Vice President
                                  and Secretary


Dated: February 8, 2001